UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

BT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-56113	91-1495764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West Main Avenue, Suite 2D, West Fargo, ND	58078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 223-1663

_______________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTBD	Nasdaq Capital Market
Warrants	BTBDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2024, Steven W. Schussler tendered his resignation as a member of the board of director of the Company and from the audit committee of the board of directors. Upon acceptance of Mr. Schussler’s resignation, the Compensation Committee of the board of directors accelerated the vesting of all unvested options granted to Mr. Schussler pursuant to the 2019 Incentive Plan so that all such options are fully vested as of the date of his resignation.

Mr. Schussler’s resignation was not a result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On October 25, 2024, the board of directors appointed Fred Croci to serve as a member of the board of directors to fill the vacancy created by Mr. Schussler’s resignation. Mr. Croci also was appointed as a member of each of the audit committee and compensation committee of the board of directors.

Upon Mr. Croci’s appointment to the board, the compensation committee granted to Mr. Croci options under the 20919 Incentive Plan to purchase 5,000 shares of common stock at a price per share of $1.73. The options were fully vested upon grant.

The remaining members of the board of directors have evaluated the independence of Mr. Croci based upon the rules of the NASDAQ Stock Market and the Securities and Exchange Commission. Applying these standards, our board of directors determined that that Mr. Croci is “independent” as that term is defined under Rule 5605(a)(2) of the NASDAQ Listing Rules, that he is financially literate and satisfies the independence criteria set forth in Rule 10A-3 under the Exchange Act for service on the audit committee and that he satisfies the additional independence test for compensation committee members under the NASDAQ Listing Rules, inasmuch as he has no relationship that would interfere with his ability to exercise independent judgment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BT BRANDS, INC.

Dated: October 28, 2024	By:	/s/ Kenneth Brimmer
Kenneth Brimmer
Chief Financial Officer

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